Exhibit 99.1

RYAN SPECIALTY GROUP REPORTS SECOND QUARTER 2021 RESULTS

- Total Revenue grew 58.3% year-over-year to $390.0 million -

- Organic Revenue Growth Rate of 28.5% year-over-year -

- Net Income grew 27.1% year-over-year to $63.4 million -

- Adjusted EBITDAC increased 79.4% year-over-year to $140.5 million –

- Adjusted Net Income grew 73.5% year-over-year to $92.3 million -

- Completed Initial Public Offering in July 2021 -

- Provides full year 2021 outlook for Organic Revenue Growth Rate and Adjusted EBITDAC Margin -

September 1, 2021 | CHICAGO, IL — Ryan Specialty Group Holdings, Inc. (NYSE: RYAN) (“Ryan Specialty” or the “Company”), a leading international specialty insurance organization, today announced results for the second quarter ended June 30, 2021. The Company completed its initial public offering on July 26, 2021, and the results detailed below reflect the pre-IPO organizational structure.

Second Quarter 2021 Highlights

•	Total Revenue grew 58.3% year-over-year to $390.0 million, compared to $246.3 million in the prior-year period

•	Organic Revenue Growth Rate* was 28.5% for the quarter, compared to 18.5% for the same quarter last year

•	Net Income increased by 27.1% to $63.4 million, compared to $49.9 million in the prior-year period

•	Net Income Margin was 16.3%, compared to 20.3% in the prior-year period

•	Adjusted EBITDAC* increased 79.4% to $140.5 million, compared to $78.3 million in the prior-year period

•	Adjusted EBITDAC Margin* rose 420 basis points year-over-year to 36.0%

•	Adjusted Net Income* increased 73.5% to $92.3 million, compared to $53.2 million in the prior-year period

“We had an outstanding second quarter,” said Patrick G. Ryan, Founder, Chairman and Chief Executive Officer of Ryan Specialty Group. “We made significant progress in the quarter in all facets of our business, and this momentum continued into the third quarter with the successful completion of our IPO, a major milestone in the continuing evolution of our organization. During the second quarter, we further advanced the integration of All Risks throughout our organization and the impact of that acquisition continues to resonate in the marketplace. We generated another quarter of strong double-digit organic revenue growth, fueled by our scaled distribution platform and expertise, both of which set us apart from our peers. We also continue to benefit from retail broker consolidation, further consolidation of wholesale broker panels, and a rapidly growing E&S market. We remain excited about the numerous opportunities we see for continued growth and investment in our capabilities, our technology and our talent in order to drive long-term shareholder value creation.”

Summary of Second Quarter Results

	Three months ended June 30,		Change
(in thousands, except percentages)	2021	2020	$	%
GAAP financial measures
Total revenue	$390,012	$246,324	$143,688	58.3%
Compensation and benefits	236,801	156,811	79,990	51.0
General and administrative	30,685	21,868	8,817	40.3
Total operating expenses	297,750	188,648	109,102	57.8
Operating income	92,262	57,676	34,586	60.0
Net income	63,407	49,887	13,520	27.1
Net income attributable to members	63,407	49,941	13,466	27.0
Compensation and Benefits Expense Ratio	60.7%	63.7%
General and Administrative Expense Ratio	7.9%	8.9%
Net Income Margin	16.3%	20.3%
Non-GAAP financial measures*
Organic Revenue Growth Rate	28.5%	18.5%
Adjusted Compensation and Benefits Expense	$220,495	$150,412	$70,083	46.6%
Adjusted Compensation and Benefits Expense Ratio	56.5%	61.1%
Adjusted General and Administrative Expense	$29,030	$17,581	$11,449	65.1%
Adjusted General and Administrative Expense Ratio	7.4%	7.1%
Adjusted EBITDAC	$140,487	$78,331	$62,156	79.4%
Adjusted EBITDAC Margin	36.0%	31.8%
Adjusted Net Income	$92,275	$53,181	$39,094	73.5%
Adjusted Net Income Margin	23.7%	21.6%

*

For a definition and a reconciliation of Organic Revenue Growth Rate, Adjusted Compensation and Benefits Expense, Adjusted Compensation and Benefits Ratio, Adjusted General and Administrative Expense, Adjusted General and Administrative Expense Ratio, Adjusted EBITDAC, Adjusted EBITDAC Margin, Adjusted Net Income, and Adjusted Net Income Margin, to the most comparable GAAP measure, see “Non-GAAP Financial Measures and Key Performance Indicators” below.

Second Quarter 2021 Review*

Total revenue for the second quarter of 2021 was $390.0 million, an increase of 58.3% compared to $246.3 million in the prior-year period. This increase was primarily due to the acquisition of All Risks in September 2020, as well as year-over-year organic revenue growth of 28.5%, which was primarily driven by new client wins, expanded relationships with existing clients and premium rate increases.

Total operating expenses for the second quarter of 2021 were $297.8 million, a 57.8% increase compared to the prior-year period. This was primarily due to an increase in compensation and benefits expense, which is heavily correlated to revenue growth as many of Ryan Specialty’s producers are compensated based on a percentage of the revenue they generate for the Company, as well as an increase in acquisition related long-term incentive compensation expense, which is primarily related to the All Risks acquisition. General and administrative expense increased compared to the prior year to accommodate revenue growth, while amortization of intangible assets increased as a result of the All Risks acquisition.

Net Income for the second quarter of 2021 was $63.4 million, a 27.1% increase compared to $49.9 million in the prior-year period. Net Income Margin was 16.3%, compared to 20.3% in the prior-year period due to certain non-operating charges in connection with the IPO, amortization from the acquired intangible assets from the All Risks acquisition, and an increase to interest expense in connection with the debt used to fund the All Risks acquisition.

Adjusted EBITDAC of $140.5 million represents an increase of 79.4% from $78.3 million in the prior-year period. Adjusted EBITDAC Margin for the quarter was 36.0%, a 420 basis points improvement compared to the prior-year period. The increases in Adjusted EBITDAC and Adjusted EBITDAC Margin were primarily driven by growth in revenue driving operating leverage in both Compensation and benefits expense and General and administrative expense, as well as continued execution of the Company’s restructuring plan. The plan, which the Company initiated in 2020, is anticipated to achieve $25 million in cumulative annualized cost savings when fully actioned by June 30, 2022.

Adjusted Net Income for the second quarter of 2021 rose 73.5% to $92.3 million, compared to $53.2 million in the prior-year period. Adjusted Net Income Margin improved 210 basis points to 23.7%, reflecting strong operating leverage as revenue growth outpaced growth in operating expenses.

*

For the definition of each of the non-GAAP measures referred to above as well as a reconciliation of such non-GAAP measures to their most comparable GAAP measures, see “Non-GAAP Financial Measures and Key Performance Indicators” below.

Review of Second Quarter 2021 Revenue by Specialty

Wholesale Brokerage net commissions and fees increased by 48.7% to $256.0 million, compared to $172.1 million in the prior-year period. This increase was primarily due to strong organic growth within the specialty, as well as contributions from the All Risks acquisition.

Binding Authority net commissions and fees produced growth of 69.8% to $53.6 million, compared to $31.6 million in the prior-year period. This increase was primarily due to strong organic growth within the specialty, as well as contributions from the All Risks acquisition.

Underwriting Management net commissions and fees increased by 89.4% to $80.3 million, compared to $42.4 million in the prior-year period. This increase was due primarily to strong organic growth within the specialty, as well as the contributions from the All Risks acquisition.

Liquidity and Financial Condition

Ryan Specialty closed its IPO of 65,456,020 shares of Class A common stock (including full exercise of the underwriters’ overallotment option) on July 26, 2021. As of June 30, 2021, the Company had cash and cash equivalents of $307.5 million and outstanding debt principal of $1,638 million.

In connection with the closing of the IPO, the Company executed an agreement with its lenders to increase the revolving credit facility commitments from $300 million to $600 million.

Full Year 2021 Outlook*

The Company is providing its full year 2021 outlook for Organic Revenue Growth Rate and Adjusted EBITDAC Margin:

•	Organic Revenue Growth Rate for the full year 2021 is expected to be between 18.0% and 20.0%.

•	Adjusted EBITDAC Margin for the full year 2021 is expected to be between 30.0% and 30.5%.

*

For a definition of Organic Revenue Growth Rate and Adjusted EBITDAC Margin as well as an explanation of the Company’s inability to provide reconciliations of these forward-looking non-GAAP measures, see “Non-GAAP Financial Measures and Key Performance Indicators” below.

Conference Call Information

Ryan Specialty will host a conference call today at 5:00 PM ET to discuss these results.

A live audio webcast of the conference call will be available on the Company’s website at ryansg.com in its Investors section.

The dial-in number for the conference call is (877) 451-6152 (toll-free) or (201) 389-0879 (international). Please dial the number 10 minutes prior to the scheduled start time.

A webcast replay of the call will be available on the Company’s website at ryansg.com in its Investors section for one year following the call.

About Ryan Specialty Group

Founded by Patrick G. Ryan in 2010, Ryan Specialty Group (NYSE: RYAN) is a rapidly growing service provider of specialty products and solutions for insurance brokers, agents and carriers. Ryan Specialty Group provides distribution, underwriting, product development, administration and risk management services by acting as a wholesale broker and a managing underwriter. Our mission is to provide industry-leading innovative specialty insurance solutions for insurance brokers, agents and carriers. Learn more at ryansg.com.

Forward-Looking Statements

All statements in this release and in the corresponding earnings call that are not historical are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. For example, all statements the Company makes relating to its estimated and projected costs, expenditures, cash flows, growth rates and financial results or its plans and objectives for future operations, growth initiatives, or strategies and the statements under the caption “Full Year 2021 Outlook” are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and variations of such words and similar expressions are intended to identify such forward-looking statements. All forward-looking statements are subject to risks and uncertainties, known and unknown, that may cause actual results to differ materially from those that the Company expected. Specific factors that could cause such a difference include, but are not limited to, those disclosed previously in the Company’s filings with the Securities and Exchange Commission (“SEC”) that include, but are not limited to: the Company’s potential failure to develop a succession plan for the senior management team, including Patrick G. Ryan; the Company’s failure to recruit and retain revenue producers; the cyclicality of, and the economic conditions in, the markets in which the Company operates; conditions that result in reduced insurer capacity; the potential loss of the Company’s relationships with insurance carriers or its clients, becoming dependent upon a limited number of insurance carriers or clients or the failure to develop new insurance carrier and client relationships; significant competitive pressures in each of the Company’s businesses; decreases in the premiums or commission rates set by insurers, or actions by insurers seeking repayment of commissions; decrease in the amount of supplemental or contingent commissions the Company receives; the Company’s inability to collect its receivables; the potential that the Company’s underwriting models contain errors or that are otherwise ineffective; any damage to the Company’s reputation; decreases in current market share as a result of disintermediation within the insurance industry; impairment of goodwill; the inability to maintain rapid growth and to generate sufficient revenue to achieve and maintain profitability; the impact if the Company’s MGU programs are terminated or changed; the risks associated with the evaluation of potential acquisitions and the integration of acquired businesses as well as introduction of new products, lines of business and markets; the occurrence of natural or man-made disasters; being subject to E&O claims as well as other contingencies and legal proceedings; the impact on the Company’s operations and financial condition from the effects of the current COVID-19 pandemic; the impact of breaches in security that cause significant system or network disruptions; not being able to generate sufficient cash flow to service all of the Company’s indebtedness and being forced to take other actions to satisfy its obligations under such indebtedness; and the impact of being unable to refinance the Company’s indebtedness.

For more detail on the risk factors that may affect the Company’s results, see the section entitled ‘‘Risk Factors’’ in our Prospectus filed in connection with our IPO with the Securities and Exchange Commission on July 23, 2021, and in other documents that we file with, or furnish to, the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Given these factors, as well as other variables that may affect the Company’s operating results, you are cautioned not to place undue reliance on these forward-looking statements, not to assume that past financial performance will be a reliable indicator of future performance, and not to use historical trends to anticipate results or trends in future periods. The forward-looking statements included in this press release and on the related earnings call relate only to events as of the date hereof. We do not undertake, and expressly disclaim, any duty or obligation to update publicly any forward-looking statement after the date of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

Non-GAAP Financial Measures and Key Performance Indicators

In assessing the performance of our business we use non-GAAP financial measures that are derived from our consolidated financial information, but which are not presented in our consolidated financial statements prepared in accordance with GAAP. We use these non-GAAP financial measures when planning, monitoring and evaluating our performance. We consider these non-GAAP financial measures to be useful metrics for management and investors to facilitate operating performance comparisons from period to period by excluding potential differences caused by variations in capital structures, tax position, depreciation, amortization and certain other items that we believe are not representative of our core business. We use the following non-GAAP measures for business planning purposes, in measuring our performance relative to that of our competitors, to help investors to understand the nature of our growth, and to enable investors to evaluate the run-rate performance of the Company.

Organic Revenue Growth Rate: Organic Revenue Growth Rate represents the percentage change in revenue, as compared to the same period for the year prior, adjusted for revenue attributable to acquisitions during their first 12 months of the Company’s ownership, and other adjustments such as contingent commissions, fiduciary investment income, and foreign exchange rates. The most comparable GAAP financial metric is Total Revenue Growth Rate.

Adjusted Compensation and Benefits Expense: Adjusted Compensation and Benefits Expense represents Compensation and Benefits Expense adjusted to reflect items such as (i) equity-based compensation, (ii) acquisition and restructuring related compensation expenses, and (iii) other exceptional or non-recurring compensation expenses, as applicable. The most comparable GAAP financial metric is Compensation and Benefits Expense.

Adjusted General and Administrative Expense: Adjusted General and Administrative Expense represents General and Administrative Expense adjusted to reflect items such as (i) acquisition and restructuring related general and administrative expenses, (ii) other exceptional or non-recurring general and administrative expenses, as applicable. The most comparable GAAP financial metric is General and Administrative Expense.

Adjusted Compensation and Benefits Expense Ratio: Adjusted Compensation and Benefits Expense Ratio represents the Adjusted Compensation and Benefits Expense as a percentage of total revenue. The most comparable GAAP financial metric is Compensation and Benefits Expense Ratio.

Adjusted General and Administrative Expense Ratio: Adjusted General and Administrative Expense Ratio represents the Adjusted General and Administrative Expense as a percentage of total revenue. The most comparable GAAP financial metric is General and Administrative Expense Ratio.

Adjusted EBITDAC: Adjusted EBITDAC is defined as Net Income before interest expense, income tax expense, depreciation, amortization, and change in contingent consideration, adjusted to reflect items such as (i) equity-based compensation, (ii) acquisition-related expenses, and (iii) other exceptional or non-recurring items, as applicable. The most comparable GAAP financial metric is Net Income.

Adjusted EBITDAC Margin: Adjusted EBITDAC Margin is defined as Adjusted EBITDAC as a percentage of total revenue. The most comparable GAAP financial metric is Net Income Margin.

Adjusted Net Income: Adjusted Net Income is tax-effected earnings before amortization and certain items of income and expense, gains and losses, equity-based compensation, acquisition-related expenses, and certain exceptional or non-recurring items. The Company will be subject to United States federal income taxes, in addition to state, local, and foreign taxes, with respect to our allocable share of any net taxable income of Ryan Specialty Group, LLC. For comparability purposes, this calculation incorporates the impact of federal and state statutory tax rates on 100% of our adjusted pre-tax income as if the Company owned 100% of Ryan Specialty Group, LLC. The most comparable GAAP financial metric is Net Income.

Adjusted Net Income Margin: Adjusted Net Income Margin is defined as Adjusted Net Income as a percentage of total revenue. The most comparable GAAP financial metric is Net Income Margin.

The reconciliation of the above non-GAAP measures to their most comparable GAAP financial measure, is set forth in the reconciliation table accompanying this release.

With respect to Organic Revenue Growth Rate and Adjusted EBITDAC Margin outlook presented in the ‘Full Year 2021 Outlook’ section of this press release, the Company is unable to provide a comparable outlook for, or a reconciliation to, Total Revenue Growth Rate or Net Income because it cannot provide a meaningful or accurate calculation or estimation of certain reconciling items without unreasonable effort. Its inability to do so is due to the inherent difficulty in forecasting the timing of items that have not yet occurred and quantifying certain amounts that are necessary for such reconciliation, including variations in effective tax rate, expenses to be incurred for acquisition activities and other one-time or exceptional items.

Contacts:

Investor Relations

Noah Angeletti

SVP, Treasurer

Ryan Specialty Group

IR@ryansg.com

Phone: (312) 784-6152

Media Relations

Alice Phillips Topping

SVP, Chief Marketing & Communications Officer

Ryan Specialty Group

Alice.Topping@ryansg.com

Phone: (312) 635-5976

Consolidated Statements of Income (Unaudited)

	Three months ended June 30,		Six months ended June 30,
(All balances presented in thousands)	2021	2020	2021	2020
REVENUE
Net commissions and fees	$389,846	$246,065	$701,190	$453,150
Fiduciary investment income	166	259	280	1,366

Total revenue	$390,012	$246,324	$701,470	$454,516

EXPENSES
Compensation and benefits	236,801	156,811	451,287	298,113
General and administrative	30,685	21,868	58,230	50,385
Amortization	27,319	9,118	55,113	19,149
Depreciation	1,222	851	2,422	1,629
Change in contingent consideration	1,723	—	2,313	1,032

Total operating expenses	$297,750	$188,648	$569,365	$370,308

OPERATING INCOME	$92,262	$57,676	$132,105	$84,208

Interest expense	18,986	6,759	39,031	15,436
Income from equity method investment in related party	353	—	434	87
Other non-operating income (loss)	(7,890)	555	(29,336)	(2,492)

INCOME BEFORE INCOME TAXES	$65,739	$51,472	$64,172	$66,367
Income tax expense	2,332	1,585	4,566	3,162

NET INCOME	$63,407	$49,887	$59,606	$63,205
Net income (loss) attributable to non-controlling interests, net of tax	—	(54)	2,450	946

NET INCOME ATTRIBUTABLE TO MEMBERS	$63,407	$49,941	$57,156	$62,259

Consolidated Statements of Financial Position (Unaudited)

(All balances presented in thousands, except unit and par value data)	June 30, 2021	December 31, 2020
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$307,528	$312,651
Commissions and fees receivable – net	206,800	177,699
Fiduciary assets	2,293,363	1,978,152
Prepaid incentives – net	7,805	8,842
Other current assets	25,556	16,006

Total current assets	$2,841,052	$2,493,350
NON-CURRENT ASSETS
Goodwill	1,224,299	1,224,196
Other intangible assets	552,904	604,764
Prepaid incentives – net	28,924	36,199
Equity method investment in related party	46,911	47,216
Property and equipment – net	15,961	17,423
Lease right-of-use assets	86,565	93,941
Other non-current assets	10,531	12,293

Total non-current assets	$1,966,095	$2,036,032

TOTAL ASSETS	$4,807,147	$4,529,382

LIABILITIES, MEZZANINE EQUITY AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Accounts payable and accrued liabilities	131,948	115,573
Preferred units repurchase payable	78,256	—
Accrued compensation	314,510	349,558
Operating lease liabilities	19,909	19,880
Short-term debt and current portion of long-term debt	22,547	19,158
Fiduciary liabilities	2,293,363	1,978,152

Total current liabilities	$2,860,533	$2,482,321
NON-CURRENT LIABILITIES
Accrued compensation	73,577	69,121
Operating lease liabilities	76,046	83,737
Long-term debt	1,570,227	1,566,192
Net deferred tax liabilities	537	577
Other non-current liabilities	6,020	16,709

Total non-current liabilities	$1,726,407	$1,736,336

TOTAL LIABILITIES	$4,586,940	$4,218,657

MEZZANINE EQUITY
Preferred units (260,000,000 par value; 260,000,000 issued and outstanding at June 30, 2021 and December 31, 2020)	$240,831	$239,635

MEMBERS’ EQUITY
Preferred units (74,990,000 par value; 74,990,000 issued and outstanding at June 30, 2021 and December 31, 2020)	—	74,270
Class A common units (692,753,835 par value; 692,753,835 issued and outstanding at June 30, 2021, 693,876,105 par value; 693,876,105 issued and outstanding at December 31, 2020)	274,741	267,248
Class B common units (75,478,586 par value; 75,478,586 issued and outstanding at June 30, 2021 and December 31, 2020)	71,874	71,874
Accumulated deficit	(369,647)	(346,304)
Accumulated other comprehensive income	2,408	2,702

Total RSG members’ equity	$(20,624)	$69,790

Non-controlling interests	—	1,300

Total members’ equity	(20,624)	71,090

TOTAL LIABILITIES, MEZZANINE AND MEMBERS’ EQUITY	$4,807,147	$4,529,382

Consolidated Statements of Cash Flows (Unaudited)

	Six months ended June 30,
(All balances presented in thousands)	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$59,606	$63,205
Adjustments to reconcile net income to cash flows from (used for) operating activities:
Loss (gain) from non-controlling equity interest	(434)	(87)
Amortization	55,113	19,149
Depreciation	2,422	1,629
Prepaid & deferred compensation expense	23,035	7,297
Equity-based compensation expense	7,595	4,136
Amortization of deferred debt issuance costs	4,748	687
Deferred tax benefit (loss)	(40)	196
Change (net of acquisitions and divestitures) in:
Commissions and fees receivable - net	(29,089)	(24,434)
Accrued interest	333	129
Other current assets and accrued liabilities	(11,932)	12,282
Other non-current assets and accrued liabilities	(3,642)	(15,855)

Total cash flows provided by operating activities	$107,715	$68,334
CASH FLOWS FROM INVESTING ACTIVITIES
Asset acquisitions	—	(5,236)
Prepaid incentives issued – net of repayments	3,786	(4,279)
Equity method investment in related party	—	(23,500)
Capital expenditures	(3,941)	(7,858)

Total cash flows used for investing activities	$(155)	$(40,873)
CASH FLOWS FROM FINANCING ACTIVITIES
Distribution to non-controlling interest holders	(48,368)	—
Equity repurchases	(3,880)	(39,156)
Repayment of term debt	(8,250)	(4,063)
Borrowing of term debt	—	150,000
Repayment of subordinated notes	—	(20,000)
Borrowings on revolving credit facilities	—	848
Repayments on revolving credit facilities	—	(44,000)
Deferred offering costs paid	(4,191)	—
Finance lease costs paid	(75)	(36)
Debt issuance costs paid	(1,289)	—
Cash distributions to members	(47,039)	(13,644)

Total cash flows (used for) provided by financing activities	$(113,092)	$29,949

Effect of changes in foreign exchange rates on cash and cash equivalents	409	(2,130)

NET CHANGE IN CASH AND CASH EQUIVALENTS	$(5,123)	$55,280

CASH AND CASH EQUIVALENTS - Beginning balance	$312,651	$52,016

CASH AND CASH EQUIVALENTS - Ending balance	$307,528	$107,296

Supplemental cash flow information:
Interest and financing costs paid	$32,518	$14,032
Income taxes paid	$5,897	$2,055
Related party asset acquisition	$—	$(6,077)
Forgiveness of related party receivable	$—	$6,077
Accretion of premium on mezzanine equity	$1,196	$615
Accretion of premium on mezzanine equity in accumulated deficit	$(1,196)	$(615)
Repurchase of vested common units	$(745)	$—
Issuance of unsecured promissory note	$745	$—

Net Commissions and Fees

	Three months ended June 30,
(in thousands, except percentages)	2021	% of total	2020	% of total	Change
Wholesale Brokerage	$255,959	65.7%	$172,118	70.0%	$83,841	48.7%
Binding Authorities	53,596	13.7	31,561	12.8	22,035	69.8
Underwriting Management	80,291	20.6	42,386	17.2	37,905	89.4

Total Net commissions and fees	$389,846		$246,065		$143,781	58.4%

	Six months ended June 30,
(in thousands, except percentages)	2021	% of total	2020	% of total	Change
Wholesale Brokerage	$447,083	63.8%	$306,222	67.6%	$140,861	46.0%
Binding Authorities	108,641	15.5	65,707	14.5	42,934	65.3
Underwriting Management	145,466	20.7	81,221	17.9	64,245	79.1

Total Net commissions and fees	$701,190		$453,150		$248,040	54.7%

Reconciliation of Organic Revenue Growth Rate to Total Revenue Growth Rate

	Three months ended June 30,
	2021	2020
Total Revenue Growth Rate (GAAP) (1)	58.3%	21.9%
Less: Mergers and Acquisitions (2)	(30.3)%	(4.1)%
Change in Other (3)	0.5%	0.7%

Organic Revenue Growth Rate (Non-GAAP)	28.5%	18.5%

(1)

June 30, 2021 revenue of $390.0 million less June 30, 2020 revenue of $246.3 million is a $143.7 million period-over-period change. The change, $143.7 million, divided by the June 30, 2020 revenue of $246.3 million is a total revenue change of 58.3%. June 30, 2020 revenue of $246.3 million less June 30, 2019 revenue of $202.1 million is a $42.2 million period-over-period change. The change, $42.2 million, divided by the June 30, 2019 revenue of $202.1 million is a total revenue change of 21.9%. Refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s 10-Q for the second quarter of 2021 to be filed with the SEC (the “10-Q”) for further details.

(2)

The mergers and acquisitions adjustment excludes net commission and fees revenue generated during the first 12 months following an acquisition. The total adjustment for the three months ended June 30, 2021 and three months ended June 30, 2020 was $74.7 million and $8.2 million, respectively.

(3)

The other adjustments excludes the period-over-period change in contingent commissions, fiduciary investment income, and foreign exchange rates. The total adjustment for the three months ended June 30, 2021 and three months ended June 30, 2020 was $1.3 million and $1.5 million, respectively

	Six months ended June 30,
	2021	2020
Total Revenue Growth Rate (GAAP) (1)	54.3%	29.2%
Less: Mergers and Acquisitions (2)	(30.8)%	(6.2)%
Change in Other (3)	0.4%	0.4%

Organic Revenue Growth Rate (Non-GAAP)	23.9%	23.4%

(1)

June 30, 2021 revenue of $701.5 million less June 30, 2020 revenue of $454.5 million is a $247.0 million year-over-year change. The change, $247.0 million, divided by the June 30, 2020 revenue of $454.5 million is a total revenue change of 54.3%. June 30, 2020 revenue of $454.5 million less June 30, 2019 revenue of $351.8 million is a $102.7 million year-over-year change. The change, $102.7 million, divided by the June 30, 2019 revenue of $351.8 million is a total revenue change of 29.2%. Refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the 10-Q for further details.

(2)

The mergers and acquisitions adjustment excludes net commission and fees revenue generated during the first 12 months following an acquisition. The total adjustment for the six months ended June 30, 2021 and six months ended June 30, 2020 was $140.0 million and $21.7 million, respectively.

(3)

The other adjustments excludes the year-over-year change in contingent commissions, fiduciary investment income, and foreign exchange rates. The total adjustment for the six months ended June 30, 2021 and 2020 was $1.6 million and $1.5 million, respectively.

Reconciliation of Adjusted Compensation and Benefits Expense to Compensation and Benefits Expense

	Three months ended June 30,
(in thousands, except percentages)	2021	2020
Total Revenue	$390,012	$246,324

Compensation and Benefits Expense	$236,801	$156,811
Acquisition-related expense	—	(1,270)
Acquisition related long-term incentive compensation	(9,082)	(532)
Restructuring and related expense	(2,162)	—
Amortization and expense related to discontinued prepaid incentives	(1,604)	(2,481)
Equity-based compensation	(3,458)	(1,624)
Discontinued programs expense	—	(492)

Adjusted Compensation and Benefits Expense (1)	$220,495	$150,412

Compensation and Benefits Expense Ratio (2)	60.7%	63.7%
Adjusted Compensation and Benefits Expense Ratio (3)	56.5%	61.1%

(1)	Adjustments to Compensation and Benefits Expense are described in the footnotes of the reconciliation of Adjusted EBITDAC to Net Income in “Reconciliation of Adjusted EBITDAC to Net Income.”
(2)	Compensation and Benefits Expense Ratio is Compensation and Benefits Expense as a percentage of total revenue.
(3)	Adjusted Compensation and Benefits Expense Ratio is Adjusted Compensation and Benefits Expense as a percentage of total revenue.

	Six months ended June 30,
(in thousands, except percentages)	2021	2020
Total Revenue	$701,470	$454,516

Compensation and Benefits Expense	$451,287	$298,113
Acquisition-related expense	—	(1,612)
Acquisition related long-term incentive compensation	(18,504)	(1,064)
Restructuring and related expense	(8,351)	—
Amortization and expense related to discontinued prepaid incentives	(3,682)	(5,063)
Equity-based compensation	(7,888)	(4,731)
Discontinued programs expense	—	(492)

Adjusted Compensation and Benefits Expense (1)	$412,862	$285,151

Compensation and Benefits Expense Ratio (2)	64.3%	65.6%
Adjusted Compensation and Benefits Expense Ratio (3)	58.9%	62.7%

(1)	Adjustments to Compensation and Benefits Expense are described in the footnotes of the reconciliation of Adjusted EBITDAC to Net Income in “Reconciliation of Adjusted EBITDAC to Net Income.”
(2)	Compensation and Benefits Expense Ratio is Compensation and Benefits Expense as a percentage of total revenue.
(3)	Adjusted Compensation and Benefits Expense Ratio is Adjusted Compensation and Benefits Expense as a percentage of total revenue.

Reconciliation of Adjusted General and Administrative Expense to General and Administrative Expense

	Three months ended June 30,
(in thousands, except percentages)	2021	2020
Total Revenue	$390,012	$246,324

General and Administrative Expense	$30,685	$21,868
Acquisition-related expense	(308)	(3,448)
Restructuring and related expense	(1,012)	(936)
Discontinued programs expense	—	140
Other non-recurring expense	(19)	(43)
Initial public offering related expenses	(316)	—

Adjusted General and Administrative Expense (1)	$29,030	$17,581

General and Administrative Expense Ratio (2)	7.9%	8.9%

Adjusted General and Administrative Expense Ratio (3)	7.4%	7.1%

(1)	Adjustments to General and Administrative Expense are described in the footnotes of the reconciliation of Adjusted EBITDAC to Net Income in “Reconciliation of Adjusted EBITDAC to Net Income.”
(2)	General and Administrative Expense Ratio is General and Administrative Expense as a percentage of total revenue.
(3)	Adjusted General and Administrative Expense Ratio is Adjusted General and Administrative Expense as a percentage of total revenue.

	Six months ended June 30,
(in thousands, except percentages)	2021	2020
Total Revenue	$701,470	$454,516

General and Administrative Expense	$58,230	$50,385
Acquisition-related expense	(2,022)	(3,991)
Restructuring and related expense	(1,821)	(1,425)
Discontinued programs expense	—	97
Other non-recurring expense	(354)	(93)
Initial public offering related expenses	(316)	—

Adjusted General and Administrative Expense (1)	$53,717	$44,973

General and Administrative Expense Ratio (2)	8.3%	11.1%
Adjusted General and Administrative Expense Ratio (3)	7.7%	9.9%

(1)	Adjustments to General and Administrative Expense are described in the footnotes of the reconciliation of Adjusted EBITDAC to Net Income in “Reconciliation of Adjusted EBITDAC to Net Income.”
(2)	General and Administrative Expense Ratio is General and Administrative Expense as a percentage of total revenue.
(3)	Adjusted General and Administrative Expense Ratio is Adjusted General and Administrative Expense as a percentage of total revenue.

Reconciliation of Adjusted EBITDAC to Net Income

(in thousands, except percentages)	Three months ended June 30,
	2021	2020
Total Revenue	$390,012	$246,324
Net Income	$63,407	$49,887
Interest expense	18,986	6,759
Income tax expense	2,332	1,585
Depreciation	1,222	851
Amortization	27,319	9,118
Change in contingent consideration	1,723	—

EBITDAC	$114,989	$68,200
Acquisition-related expense (1)	308	4,718
Acquisition related long-term incentive compensation (2)	9,082	532
Restructuring and related expense (3)	3,174	936
Amortization and expense related to discontinued prepaid incentives (4)	1,604	2,481
Other non-operating loss (income) (5)	7,890	(555)
Equity-based compensation (6)	3,458	1,624
Discontinued programs expense (7)	—	352
Other non-recurring expense (8)	19	43
Initial public offering related expenses (9)	316	—
(Income) from equity method investments in related party	(353)	—

Adjusted EBITDAC (10)	$140,487	$78,331

Net Income Margin (11)	16.3%	20.3%
Adjusted EBITDAC Margin (12)	36.0%	31.8%

(1)

Acquisition-related expense includes diligence, transaction-related, and integration costs. Compensation and benefits expenses were $1.3 million for the three months ended June 30, 2020, while General and administrative expenses contributed to $0.3 million and $3.4 million of the acquisition-related expense for the three months ended June 30, 2021 and 2020, respectively.

(2)	Acquisition related long-term incentive compensation arises from long-term incentive plans associated with acquisitions.
(3)

Restructuring and related expense consists of compensation and benefits of $2.2 million for the three months ended June 30, 2021, and General and administrative costs including occupancy and professional services fees of $1.0 million and $0.9 million for the three months ended June 30, 2021 and 2020, respectively, related to the Restructuring Plan. The compensation and benefits expense includes severance as well as employment costs related to services rendered between the notification and termination dates. See the 10-Q, Unaudited Note 4. Restructuring. The remaining costs that preceded the Restructuring Plan were associated with organizational design, other severance, and non-recurring lease costs.

(4)	Amortization and expense related to discontinued prepaid incentive programs – see the 10-Q, Unaudited Note 12. Employee Benefit Plans, Prepaid and Long-Term Incentives.
(5)

Other non-operating loss (income) includes the change in fair value of the embedded derivatives on the redeemable Class B preferred units. This change in fair value is due to the increased likelihood of a Realization Event, which is defined as a Qualified Public Offering or a Sale Transaction in the Onex Purchase Agreement. See the 10-Q, Unaudited Note 10. Redeemable Preferred Units. For the three months ended June 30, 2020, non-operating loss (income) includes the change in fair value of interest rate swaps which were discontinued in 2020.

(6)	Equity-based compensation reflects non-cash equity-based expense.
(7)

Discontinued programs expense includes $0.2 million of General and administrative expense for the three months ended June 30, 2020. Compensation and benefits expense was $0.5 million for the three months ended June 30, 2020. These costs were associated with concluding specific programs that are no longer core to our business. Revenue associated with these programs of $(0.3) million is also reflected in this adjustment for the three months ended June 30, 2020.

(8)

Other non-recurring items include one-time professional services costs associated with term debt repricing, and one-time non-income tax charges and tax and accounting consultancy costs associated with potential structure changes.

(9)	Initial public offering related expenses includes $0.3 million of General and administrative expense associated with the preparations for Sarbanes-Oxley compliance.
(10)	Consolidated Adjusted EBITDAC does not reflect a deduction for the Adjusted EBITDAC associated with the non-controlling interest in Ryan Re.
(11)	Net Income Margin is Net Income as a percentage of total revenue.
(12)	Adjusted EBITDAC margin is Adjusted EBITDAC as a percentage of total revenue.

(in thousands, except percentages)	Six months ended June 30,
	2021	2020
Total Revenue	$701,470	$454,516
Net Income	$59,606	$63,205
Interest expense	39,031	15,436
Income tax expense	4,566	3,162
Depreciation	2,422	1,629
Amortization	55,113	19,149
Change in contingent consideration	2,313	1,032

EBITDAC	$163,051	$103,613
Acquisition-related expense (1)	2,022	5,603
Acquisition related long-term incentive compensation (2)	18,504	1,064
Restructuring and related expense (3)	10,172	1,425
Amortization and expense related to discontinued prepaid incentives (4)	3,682	5,063
Other non-operating loss (income) (5)	29,336	2,492
Equity-based compensation (6)	7,888	4,731
Discontinued programs expense (7)	—	395
Other non-recurring expense (8)	354	93
Initial public offering related expenses (9)	316	—
(Income) from equity method investments in related party	(434)	(87)

Adjusted EBITDAC (10)	$234,891	$124,392

Net Income Margin (11)	8.5%	13.9%
Adjusted EBITDAC Margin (12)	33.5%	27.4%

(1)

Acquisition-related expense includes diligence, transaction-related, and integration costs. Compensation and benefits expenses were $1.6 million for the six months ended June 30, 2020, while General and administrative expenses contributed to $2.0 million and $4.0 million of the acquisition-related expense for the six months ended June 30, 2021 and 2020, respectively.

(2)	Acquisition related long-term incentive compensation arises from long-term incentive plans associated with acquisitions
(3)

Restructuring and related expense consists of compensation and benefits of $8.4 million for the six months ended June 30, 2021, and General and administrative costs including occupancy and professional services fees of $1.8 million and $1.4 million for the six months ended June 30, 2021 and 2020, respectively, related to the Restructuring Plan. The compensation and benefits expense includes severance as well as employment costs related to services rendered between the notification and termination dates. See the 10-Q, Unaudited Note 4. Restructuring. The remaining costs that preceded the Restructuring Plan were associated with organizational design, other severance, and non-recurring lease costs.

(4)	Amortization and expense related to discontinued prepaid incentive programs – see the 10-Q, Unaudited Note 12. Employee Benefit Plans, Prepaid and Long-Term Incentives.
(5)

Other non-operating loss (income) includes the change in fair value of the embedded derivatives on the redeemable Class B preferred units. This change in fair value is due to the increased likelihood of a Realization Event, which is defined as a Qualified Public Offering or a Sale Transaction in the Onex Purchase Agreement. See the 10-Q, Unaudited Note 10. Redeemable Preferred Units. For the six months ended June 30, 2021, non-operating loss (income) includes costs associated with the extinguishment of a portion of our deferred debt issuance costs on the term debt. For the six months ended June 30, 2020, non-operating loss (income) includes the change in fair value of interest rate swaps which were discontinued in 2020.

(6)	Equity-based compensation reflects non-cash equity-based expense.
(7)

Discontinued programs expense includes $0.2 million of General and administrative expense for the six months ended June 30, 2020. Compensation and benefits expense was $0.5 million for the six months ended June 30, 2020. These costs were associated with concluding specific programs that are no longer core to our business. Revenue associated with these programs of $(0.3) million is also reflected in this adjustment for the six months ended June 30, 2020

(8)

Other non-recurring items include one-time professional services costs associated with term debt repricing, and one-time non-income tax charges and tax and accounting consultancy costs associated with potential structure changes.

(9)	Initial public offering related expenses includes $0.3 million of General and administrative expense associated with the preparations for Sarbanes-Oxley compliance.
(10)	Consolidated Adjusted EBITDAC does not reflect a deduction for the Adjusted EBITDAC associated with the non-controlling interest in Ryan Re.
(11)	Net Income Margin is Net Income as a percentage of total revenue.
(12)	Adjusted EBITDAC margin is Adjusted EBITDAC as a percentage of total revenue.

Reconciliation of Adjusted Net Income to Net Income

	Three months ended June 30,
(in thousands, except percentages)	2021	2020
Total Revenue	$390,012	$246,324
Net Income	$63,407	$49,887
Income tax expense	2,332	1,585
Amortization	27,319	9,118
Amortization of deferred issuance costs (1)	2,754	188
Change in contingent consideration	1,723	—
Acquisition-related expense (2)	308	4,718
Acquisition related long-term incentive compensation (3)	9,082	532
Restructuring expense (4)	3,174	936
Amortization and expense related to discontinued prepaid incentives (5)	1,604	2,481
Other non-operating loss (income) (6)	7,890	(555)
Equity-based compensation (7)	3,458	1,624
Discontinued programs expense (8)	—	352
Other non-recurring expense (9)	19	43
Initial public offering related expenses (10)	316	—
(Income) / loss from equity method investments in related party	(353)	—

Adjusted Income before Income Taxes	$123,033	$70,909
Adjusted tax expense (11)	(30,758)	(17,728)

Adjusted Net Income (12)	$92,275	$53,181

Net Income Margin (13)	16.3%	20.3%
Adjusted Net Income Margin (14)	23.7%	21.6%

(1)	Interest Expense includes amortization of deferred issuance costs.
(2)

Acquisition-related expense includes diligence, transaction-related, and integration costs. Compensation and benefits expenses were $1.3 million for the three months ended June 30, 2020, while General and administrative expenses contributed to $0.3 million and $3.4 million of the acquisition-related expense for the three months ended June 30, 2021 and 2020, respectively.

(3)	Acquisition related long-term incentive compensation arises from long-term incentive plans associated with acquisitions.
(4)

Restructuring and related expense consists of compensation and benefits of $2.2 million for the three months ended June 30, 2021, and General and administrative costs including occupancy and professional services fees of $1.0 million and $0.9 million for the three months ended June 30, 2021 and 2020, respectively, related to the Restructuring Plan. The compensation and benefits expense includes severance as well as employment costs related to services rendered between the notification and termination dates. See the 10-Q, Unaudited Note 4. Restructuring. The remaining costs that preceded the Restructuring Plan were associated with organizational design, other severance, and non-recurring lease costs.

(5)	Amortization and expense related to discontinued prepaid incentive programs—see the 10-Q, Unaudited Note 12. Employee Benefit Plans, Prepaid and Long-Term Incentives.
(6)

Other non-operating loss (income) includes the change in fair value of the embedded derivatives on the redeemable Class B preferred units. This change in fair value is due to the increased likelihood of a Realization Event, which is defined as a Qualified Public Offering or a Sale Transaction in the Onex Purchase Agreement. See the 10-Q, Unaudited Note 10. Redeemable Preferred Units. For the three months ended June 30, 2020, non-operating loss (income) includes the change in fair value of interest rate swaps which were discontinued in 2020.

(7)	Equity-based compensation reflects non-cash equity-based expense.
(8)

Discontinued programs expense includes $0.2 million of General and administrative expense for the three months ended June 30, 2020. Compensation and benefits expense was $0.5 million for the three months ended June 30, 2020. These costs were associated with concluding specific programs that are no longer core to our business. Revenue associated with these programs of $(0.3) million is also reflected in this adjustment for the three months ended June 30, 2020.

(9)

Other non-recurring items include one-time professional services costs associated with term debt repricing, and one-time non-income tax charges and tax and accounting consultancy costs associated with potential structure changes.

(10)

Initial public offering related expenses includes $0.3 million of General and administrative expense associated with the preparations for Sarbanes Oxley compliance and post-IPO long-term incentive arrangements.

(11)

Ryan Specialty Group Holdings, Inc. will be subject to United States federal income taxes, in addition to state, local, and foreign taxes, with respect to our allocable share of any net taxable income of Ryan Specialty Group, LLC. For comparability purposes, this calculation of adjusted tax expense incorporates the impact of federal and state statutory tax rates on 100% of our adjusted pre-tax income as if the Company owned 100% of Ryan Specialty Group, LLC.

(12)	Consolidated Adjusted Net Income does not reflect a deduction for the Adjusted Net Income associated with the non-controlling interest in Ryan Re.
(13)	Net Income Margin is Net Income as a percentage of total revenue.
(14)	Adjusted Net Income Margin is Adjusted Net Income as a percentage of total revenue.

	Six months ended June 30,
(in thousands, except percentages)	2021	2020
Total Revenue	$701,470	$454,516
Net Income	$59,606	$63,205
Income tax expense	4,566	3,162
Amortization	55,113	19,149
Amortization of deferred issuance costs (1)	5,769	693
Change in contingent consideration	2,313	1,032
Acquisition-related expense (2)	2,022	5,603
Acquisition related long-term incentive compensation (3)	18,504	1,064
Restructuring expense (4)	10,172	1,425
Amortization and expense related to discontinued prepaid incentives (5)	3,682	5,063
Other non-operating loss (income) (6)	29,336	2,492
Equity-based compensation (7)	7,888	4,731
Discontinued programs expense (8)	—	395
Other non-recurring items (9)	354	93
Initial public offering related expenses (10)	316	—
(Income) / loss from equity method investments in related party	(434)	(87)

Adjusted Income before Income Taxes	$199,207	$108,020
Adjusted tax expense (11)	(49,802)	(27,005)

Adjusted Net Income (12)	$149,405	$81,015

Net Income Margin (13)	8.5%	13.9%
Adjusted Net Income Margin (14)	21.3%	17.8%

(1)	Interest Expense includes amortization of deferred issuance costs.
(2)

Acquisition-related expense includes diligence, transaction-related, and integration costs. Compensation and benefits expenses were $1.6 million for the six months ended June 30, 2020, while General and administrative expenses contributed to $2.0 million and $4.0 million of the acquisition-related expense for the years ended June 30, 2021 and 2020, respectively.

(3)	Acquisition related long-term incentive compensation arises from long-term incentive plans associated with acquisitions.
(4)

Restructuring and related expense consists of compensation and benefits of $8.4 million for the six months ended June 30, 2021, and General and administrative costs including occupancy and professional services fees of $1.8 million and $1.4 million for the six months ended June 30, 2021 and 2020, respectively, related to the Restructuring Plan. The compensation and benefits expense includes severance as well as employment costs related to services rendered between the notification and termination dates. See the 10-Q, Unaudited Note 4. Restructuring. The remaining costs that preceded the Restructuring Plan were associated with organizational design, other severance, and non-recurring lease costs.

(5)

Amortization and expense related to discontinued prepaid incentive programs—see the 10-Q, Unaudited Note 12. Employee Benefit Plans, Prepaid and Long-Term Incentives in the consolidated financial statements.

(6)

Other non-operating loss (income) includes the change in fair value of the embedded derivatives on the redeemable Class B preferred units. This change in fair value is due to the increased likelihood of a Realization Event, which is defined as a Qualified Public Offering or a Sale Transaction in the Onex Purchase Agreement. See the 10-Q, Unaudited Note 10. Redeemable Preferred Units. Also, in the six months ended June 30, 2021, non-operating loss (income) includes costs associated with the extinguishment of a portion of our deferred debt issuance costs on the term debt. This non-operating loss (income) for the six months ended June 30, 2020 includes the change in fair value of interest rate swaps which were discontinued in 2020.

(7)	Equity-based compensation reflects non-cash equity-based expense.
(8)

Discontinued programs expense includes $0.2 million of General and administrative expense for the six months ended June 30, 2020. Compensation and benefits expense was $0.5 million for the six months ended June 30, 2020. These costs were associated with concluding specific programs that are no longer core to our business. Revenue associated with these programs of $(0.3) million is also reflected in this adjustment for the six months ended June 30, 2020

(9)

Other non-recurring items include one-time professional services costs associated with term debt repricing, and one-time non-income tax charges and tax and accounting consultancy costs associated with potential structure changes.

(10)

Initial public offering related expenses includes $0.3 million of General and administrative expense for the six months ended June 30, 2021 associated with the preparations for Sarbanes Oxley compliance and post-IPO long-term incentive arrangements.

(11)

Ryan Specialty Group Holdings, Inc. will be subject to United States federal income taxes, in addition to state, local, and foreign taxes, with respect to our allocable share of any net taxable income of Ryan Specialty Group, LLC. For comparability purposes, this calculation of adjusted tax expense incorporates the impact of federal and state statutory tax rates on 100% of our adjusted pre-tax income as if the Company owned 100% of Ryan Specialty Group, LLC.

(12)	Consolidated Adjusted Net Income does not reflect a deduction for the Adjusted Net Income associated with the non-controlling interest in Ryan Re.
(13)	Net Income Margin is Net Income as a percentage of total revenue.
(14)	Adjusted Net Income Margin is Adjusted Net Income as a percentage of total revenue.